Filed under Rule 497(e)

Registration No. 002-83631

VALIC COMPANY I

Dynamic Allocation Fund

(the “Fund”)

Supplement to the Statutory Prospectus dated October 1, 2014

At a meeting held on October 27-28, 2014, the Board of Directors (the “Board”) of VALIC Company I (“VC I”), including a majority of the directors who are not interested persons of VC I (the “Independent Directors”), as defined in the Investment Company Act of 1940, as amended, approved a change in the volatility management formula, which was proposed by the Fund’s affiliated insurers. The operation of the formula is expected to continue to result in an average net equity exposure over long-term periods of approximately 60%-65%.

The change in the volatility management formula will become effective on or about November 10, 2014. Once effective, the derivatives used by AllianceBernstein, L.P., the sub-adviser to the Fund’s Overlay Component (the “Sub-Adviser”), will primarily consist of stock index futures and stock index options but may also include options on stock index futures and stock index swaps. The Fund’s net equity exposure will be primarily adjusted through the use of stock index futures and stock index options. When the market is in a state of higher volatility, the Sub-Adviser may decrease the Fund’s net equity exposure by taking a net short position in derivative instruments.

On the effective date, Risks of Exchange Traded Funds will become a non-principal risk of the Fund.

Please retain this supplement for future reference.

Date: November 10, 2014